--------------------
                                DECEMBER 31, 1995
                              --------------------
                                     VAN ECK
                              --------------------
                                     GLOBAL
                              --------------------
                                    BALANCED
                              --------------------
                                      FUND
                              --------------------
                                     ANNUAL
                              --------------------
                                     REPORT
                              --------------------



                            [VAN ECK GLOBAL LOGO]

                          Van Eck Global Balanced Fund
                          ----------------------------
                               1995 Annual Report


Dear Fellow Shareholder:

 Nineteen ninety-five was an exceptional year for most world bond markets, spurred by declining interest rates and slowing economic growth. Most major stock markets also turned in solid performance, while the U.S. stock market had a spectacular year in an environment of low interest rates and expanding corporate earnings. The Global Balanced Fund achieved a total return of 15.3% for the year ended December 31, 1995.

World Equity Markets
Contrary to expectations at the beginning of 1995, which called for average returns for the year, most major world stock markets achieved unusually strong performance as global economic growth decelerated and key interest rates began to decline in a reverse of the trends of 1994. The Japanese equity market was the significant exception as continued economic weakness weighed heavily on the market, particularly in the first half of the year. Equity securities comprised approximately two-thirds of your Fund's portfolio throughout the year.

Your portfolio was heavily weighted toward the U.S. equity market throughout 1995 (generally greater than 40% of the equity holdings), reflecting our forecast of higher returns due to stronger relative growth in the U.S. versus the international economies. Declining interest rates, low inflation and increasing corporate earnings fueled a U.S. stock market rally that saw the Dow Jones Industrial Average reach successive record highs throughout the year, pushing through both the 4000 and 5000 levels.

As economic growth slowed in the U.S., our stock selection emphasis shifted from more economically sensitive companies to defensive and growth-related stocks. We focused heavily on three key sectors: financial companies, which benefited from the lower interest rate environment (Bank of New York, American Express); pharmaceuticals, which continue to benefit from strong new product introductions and favorable demographic changes (Merck, Pfizer); and technology stocks, which benefit from corporate focus on improved productivity and the boom in consumer spending on multimedia technologies (Texas Instruments, Cabletron Systems). Stocks in this latter industry registered strong gains in the first half of the year though volatility and price weakness were more prevalent later in the year.

European markets registered strong gains in 1995, with the vast majority of the markets' advances coming in the first half of the year. The weakness of the U.S. dollar during the course of the year accounted for close to one-third of the gains as expressed in U.S. dollars. Throughout much of 1995, we focused on defensive sectors as it was apparent that, with a subdued economic growth outlook, investors would pay a premium for companies capable of generating relatively strong earnings growth. The portfolio had significant exposure to media and service companies (Carlton Communications), financials (National Westminster, AXA), and consumer non-durables (Heineken, Nutricia).

The Japanese stock market was the worst performing major equity market during 1995, registering a gain of less than 1% in dollar terms. We began the year anticipating a recovery in the Japanese economy and market after a four-year period of underperformance. The Kobe earthquake, continued weakness in the real estate market, and a more than 20% rally in the Japanese yen (and the resulting negative impact on export trade), severely impacted the economic outlook, delaying any prospective rebound in the Japanese economy. Responding to these events, the Japanese equity market was down 8% by the end of June (down 21% in yen). Our exposure to Japanese equities was reduced from 20% of total equities at the beginning of 1995 to approximately 5% by the end of the first quarter. While this reduction contributed positively to second quarter returns, the negative impact in the first quarter was significant.

The market rebounded dramatically in the second half of the year in response to the Bank of Japan's increasing of the money supply, an improvement in the trade surplus, the resulting 25%+ decline in the yen, and further government fiscal spending packages. Having increased the Japanese weighting to 11% over the period from August to November, we were hesitant to commit additional funds until the building blocks for a sustainable recovery were in place. As these surfaced, we further increased the Fund's exposure by year end. Nonetheless, our underweight position in the strongly performing Japanese market negatively impacted total returns for the second half of 1995. Sector emphasis in this market includes technology (Hitachi, NEC); securities companies, which should benefit from continued strength in the stock market (Daiwa Securities, Nomura Securities); export-related stocks, which are direct beneficiaries of yen weakness (Canon, Sony); and domestic companies exposed to the cyclical recovery (Mitsubishi Heavy Industries).


World Bond Markets
Most bond markets produced returns in the range of 15-20% during 1995 (in local currency terms, and generally higher returns in U.S. dollar terms, with the exception of Japan), rivaling the returns of many stock markets. Sluggish growth, declining interest rates, disinflation and neutral to restrictive fiscal policy is the ideal environment for bond markets, and these are the conditions that prevailed throughout much of the world in 1995. Bonds comprised between 25% and 36% of the Fund's assets during the year.

As the year began, we were cautious on the outlook for bonds after rising short-term U.S. interest rates had precipitated the bond market debacle of 1994. Following the collapse of confidence in Mexico in December 1994, we believed that investors would avoid the bond markets of the more heavily indebted nations, and accordingly decreased our positions in the higher risk peripheral European bond markets, such as Italy and Spain. At the same time, we maintained heavy weightings in the more stable dollar-bloc markets. By the end of the first quarter, economic growth began to slow in the U.S. and Europe and inflationary pressures were clearly dissipating. The German discount rate was cut in March, and as the growth slowdown continued into the second quarter, expectations grew of further rate cuts in Europe and an end to the tightening cycle in the U.S., fueling the bond market rally.

As the rally continued, we began to decrease our position in dollar-bloc bonds in favor of European bonds, forecasting that the growth slowdown would be more pronounced in Europe, and therefore, that interest rates had further to fall than in the U.S. In the second half of the year, this forecast proved accurate, with European markets outperforming the U.S. by 3.5% in local currency terms. However, our risk-averse strategy in the peripheral European markets prevented us from taking full advantage of the powerful rally. In expectation of a continued benign interest rate environment and improving inflationary and fiscal developments in these countries, we once again increased our weightings in Italy and Spain, which rallied strongly in the last weeks of 1995.

Japan once again proved the exception. Its one-year return of 9.6% in dollar terms masks a gain of 32% in the first half of the year, and a substantial loss in the second half. The same unfortunate circumstances that troubled the Japanese equity market had the opposite effect on bonds in the first half. During the second half of the year, the sharp fall of the yen and measures designed to stimulate growth -- expansionary monetary policy and very low interest rates -- pushed down bond prices even as they boosted stocks. We maintained an underweight position in Japanese bonds throughout the year at between 9% and 18% of the total bond allocation, recognizing the high level of risk in that market and the future negative impact on bond prices of the authorities' response to the banking crisis and increased government spending.

The Outlook
While the exceptional returns of global bond and stock markets in 1995 will probably not be repeated in the near future, we believe the investment environment remains reasonably positive. With a moderate growth, low inflation backdrop, we continue to favor stocks over bonds, with approximately two-thirds of the Fund currently invested in equities in more than twenty countries worldwide. We anticipate further dollar strength versus the Japanese yen and have positioned the portfolio accordingly.

In the equity markets, we expect international markets to outperform the U.S., although there are still reasonable values on selective U.S. stocks. In Europe, as in the U.S., portfolio emphasis is on defensive growth stocks rather than cyclicals as growth and consumer spending continue at a slow pace. We maintain an underweight position in Europe, instead favoring the Asia-Pacific and Japanese markets which should benefit from improving economic outlooks. Strong earnings growth in the Far East continues while Japan's current economic environment provides a favorable backdrop for Japanese equities.

We expect further interest rate cuts in both Europe and the U.S. in the first half of 1996, which would again benefit bond markets in those countries. Anticipating slower relative growth in Europe and given that Europe is behind the U.S. in terms of its economic cycle, European rates may continue to decline in the second half as well. Therefore, we currently favor the European bond markets, although we expect some volatility in the coming year as deliberations continue over Europe's desire and ability to have a single currency by 1999. We remain underweight in Japanese bonds where interest rates remain very low and where the economy is expected to rebound.

We appreciate your participation in the Global Balanced Fund and we look forward to helping you meet your investment objectives in the future.




(Photo of Anne M. Tatlock)


Anne M. Tatlock
Global Strategist


(Photo of Steven J. Miller)


Steven J. Miller
Global Equity
Manager

(Photo of Anthony  S. Gould)


Anthony S. Gould
Global Bond
Manager

January 19, 1996


--------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/95
--------------------------------------------------------------
Average Annual                  After Maximum     Before
Total Return                    Sales Charge+     Sales Charge
--------------------------------------------------------------
A shares-Life (since 12/20/93)  2.7%              5.2%
--------------------------------------------------------------
1 year                          9.9%              15.3%
--------------------------------------------------------------
B shares-Life (since 12/20/93)  2.9%              4.3%
--------------------------------------------------------------
1 year                          9.5%              14.5%
--------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. At certain times in the past we have waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

+  A shares: maximum sales charge = 4.75%
   B  shares: maximum contingent deferred sales charge=5.00%


                        Representative Equity Holdings*
                        --------------------------------
                                December 31, 1995


Hitachi Ltd.
(Japan, 3.1%)

Hitachi is Japan's largest integrated electric machinery manufacturer, with business interests in computers, semiconductors, power plants, capital equipment, consumer electronics and electronic components and materials. Hitachi is attractive not only as a beneficiary of a weaker Japanese yen, but also due to its exposure to the domestic economic recovery in private capital spending in Japan. Its diversified product line provides downside protection for profits in the event of a weak DRAM (computer memory) market, while significant upside potential remains from both its industrial and consumer electronics divisions.

Mitsubishi Heavy Industries
(Japan, 0.5%)

Mitsubishi Heavy Industries (MHI) is the largest heavy machinery manufacturer in Japan, with operations in power plants and systems, industrial machinery, shipbuilding, infrastructure, and civilian and defense aerospace. MHI should benefit from a recovery in capital spending in Japan, continued growth in Asia and a weaker Japanese yen. Management has demonstrated its commitment to maintaining competitiveness through cost control, leaving the company well positioned in the current Japanese business environment.

Nomura Securities Co. Ltd.
(Japan, 3.6%)

Nomura is a Japanese brokerage firm with a presence in the major international financial markets. In 1995, Nomura benefited from the strong rally and the increased trading volumes in Japanese bonds. Nomura's prospects in 1996 are strong as the anticipated turnaround in the Japanese economy has led to a significant pick-up in equity trading volumes. Additionally, the company should benefit as domestic retail investors invest money in overseas bond markets.

First Pacific Co., Ltd.
(Hong Kong, 0.2%)

First Pacific is a Hong Kong conglomerate with interests in four main areas: marketing and distribution, integrated property services, telecommunications and financial services. While marketing and distribution accounted for 55% of estimated profits in 1995, future profit growth lies in telecommunications. First Pacific's telecommunications operations, which include cellular and paging services, are currently in Hong Kong, the Philippines and Indonesia, with footholds in India and China. The stock remains attractively valued, trading at a discount to its net asset value and to the overall Hong Kong market.

Cheung Kong (Holdings) Ltd.
(Hong Kong, 0.2%)

Cheung Kong is a leading Hong Kong investment company focusing on residential property development with an estimated land bank of 12 million square feet. Li Ka Shing is the majority owner of Cheung Kong (35%) and is considered one of the most astute businessmen in Hong Kong. The company is an excellent proxy for the Hong Kong equity market and is a direct beneficiary of the recovery in residential property. While Cheung Kong is one of the leading property companies, it also provides a broader exposure to Hong Kong and China through its investment interest in Hutchison Whampoa, a Hong Kong conglomerate.

Compass Group plc
(U.K., 0.4%)

Compass Group is one of the leading international contract caterers, with operations in the U.K., the U.S., Continental Europe and Scandinavia. The contract catering market is in the midst of a secular growth phase as private businesses, educational institutions and government entities continue to outsource their in-house dining services. Compass has supplemented the industry growth potential with several well-timed acquisitions in the major markets outside of the U.K., and is therefore solidly positioned to deliver strong future earnings growth.

Roche Holdings ag
(Switzerland, 0.4%)

Roche is Switzerland's largest pharmaceutical company and ranks among the world leaders in the industry. The company's businesses are broken down into four main groups: pharmaceuticals, vitamins and fine chemicals, diagnostics, and fragrances and flavors. The company maintains an extensive and diversified drug business with leading positions in antibiotics, cardiac treatments and cancer therapies. The acquisition of Syntex in 1994 has enhanced the company's research capability and allowed for the expansion of its distribution network. Roche remains one of the highest quality investment vehicles within the pharmaceutical sector.

American International Group (AIG)
(U.S., 4.3%)

The American International Group (AIG) is the premier growth participant in the global insurance industry with over 50% of its revenues generated overseas. AIG's strategic focus, global presence and exemplary balance sheet should enable it to outpace the earnings performance of most insurance entities over the next several years.

The Walt Disney Company
(U.S., 0.8%)

The Walt Disney Company is a diversified international entertainment company with operations in three business segments: filmed entertainment, theme parks and resorts, and consumer products. Disney has one of the most valuable film and TV programing libraries. The acquisition of Capital Cities/ABC is a good strategic fit for the company, bringing distribution capabilities and strong management to the team.

Mattel, Inc.
(U.S., 0.7%)

Mattel remains a world leader in the design, manufacturing and marketing of children's toys. Based in the United States, it has offices in 36 countries and sells its products in more than 140 nations worldwide. Almost 80% of its sales come from core products -- these include Barbie, Disney, Hot Wheels and Fisher Price. The company's prospects remain excellent with its ability to grow in new areas overseas and to broaden its product lines with new innovations and acquisitions. In the current low growth environment, the company's recession-resistant toy business should continue to generate strong future profits growth.


 Note: Equities are listed as percentage of total investments held.
 * Portfolio is subject to change.

                           Global Balanced Fund
                  Investment Portfolio December 31, 1995
------------------------------------------------------------------------


No. of Shares
or Principal                                                    Value
Amount                            Securities (a)               (Note 1)
------------------------------------------------------------------------
Australia: 0.5%
AUD           110,000     Government of Australia 9.00%
                            9/15/2004                         $   86,107
               15,915     News Corporation Ltd. Pfd.              74,353
                                                              ----------
                                                                 160,460
                                                              ----------
Austria: 0.3%
ATS           910,000     Republic of Austria 7.00%
                            2/14/2000                             96,064
                                                              ----------
Belgium: 0.3%
BEF         3,170,000     Kingdom of Belgium 8.00%
                            12/24/2012                           112,513
                                                               ---------
Canada: 1.8%
CAD           634,000     Government of Canada Bond 6.50%
                            6/1/2004                             449,013
                4,000     Seagrams Co. Ltd.                      138,500
                                                              ----------
                                                                 587,513
                                                              ----------
Chile: 0.3%
                2,000     Chilgener S.A. (ADR)                    50,000
                2,000     Madeco SA (ADR)                         54,000
                                                              ----------
                                                                 104,000
                                                              ----------
Columbia: 0.2%
                2,500     Cementos Diamante SA
                            (ADR) 144A+                           50,000
                                                              ----------
Denmark: 1.7%
DKK         3,189,000     Kingdom of Denmark Bond 7.00%
                            12/15/2004                           569,254
                                                              ----------
France: 6.4%
                1,340     AXA                                     90,125
FRF         3,700,000     BTAN 7.25% 8/12/1997                   779,202
FRF         1,695,000     Bons du Tresor 7.00% 11/12/1999        361,009
                  429     Castorama Dubois Investissement         70,123
                1,200     Cetelem                                224,763
                  720     Credit Local de France                  57,524
FRF         2,160,000     France O.A.T. Principal Strip
                            8.50% 10/25/2019                      71,252
                  420     Legrand                                 64,714
                  750     Primagaz                                59,462
FRF         1,140,000     Republic of France Bond 8.50%
                            11/25/2002                           259,899
                  500     Societe Generale                        61,653
                                                              ----------
                                                               2,099,726
                                                              ----------
Germany: 6.4%
DEM           390,000     Bundesrepublik 6.25% 1/04/2024         252,623
DEM           670,000     Bundesrepublik 6.50% 7/15/2003         485,291
DEM         1,279,000     Deutschland Republic Bond 7.125%
                            12/20/2002                           962,685
DEM            38,000     Deutschland Republic Bond 7.375%
                            1/03/2005                             28,880


No. of Shares
or Principal                                                    Value
Amount                            Securities (a)               (Note 1)
------------------------------------------------------------------------

                  620     Fresenius AG (Pfd.)                 $   58,635
DEM           190,000     German Unity Fund Bond 8.00%
                            1/21/2002                            148,903
                  205     Mannesman AG                            65,104
2,200                     VEBA AG                                 93,168
                                                              ----------
                                                               2,095,289
                                                              ----------
Hong Kong: 1.0%
                8,000     Cheung Kong (Holdings) Ltd.             48,729
               56,416     First Pacific Co., Ltd.                 62,745
                6,343     HSBC Holdings PLC                       95,976
                8,000     Sun Hung Kai Properties Ltd.            65,438
                5,000     Swire Pacific Ltd. "A"                  38,797
                                                              ----------
                                                                 311,685
                                                              ----------
India 2.4%
               18,400     India Magnum Fund "B"+                 782,000
                                                              ----------
Ireland: 0.4%
                6,225     Bank of Ireland                         45,565
                6,000     CRH PLC                                 44,982
                5,751     Greencore Group PLC                     50,032
                                                              ----------
                                                                 140,579
                                                              ----------
Italy: 4.0%
ITL     1,060,000,000     BTPS 10.5% 4/01/2000                   672,880
ITL       860,000,000     BTPS 10.5% 4/15/1998                   545,271
               45,600     Telecom Italia Mobile+                  80,259
                                                              ----------
                                                               1,298,410
                                                              ----------
Japan: 21.9%
                8,000     Canon Inc.                             144,681
                5,250     Canon Sales Co.                        139,628
                6,000     Credit Saison Co., Ltd.                142,747
               25,000     Daicel Chemical Industries 1           141,925
                7,000     Daiwa Securities Co., Ltd.             106,963
                7,000     Hankyu Department Store                103,578
              100,000     Hitachi Ltd.                         1,005,000
                1,000     Ito-Yokado Co. Ltd.                     61,509
JPY        41,100,000     Japanese Government Bond 6.50%
                            3/20/2001                            482,007
JPY        32,600,000     Japanese Government Bond 3.70%
                            3/20/2004                            331,404
JPY        56,100,000     Japanese Government Bond 4.60%
                            3/20/2003                            603,949
               19,000     Kawasaki Kisen Kaisha Ltd.+             60,271
                8,000     Minebea Co. Ltd.                        67,002
                8,000     Mitsubishi Estate Co. Ltd.              99,807
               22,000     Mitsubishi Heavy Industries            175,106
                7,000     NEC Corp.                               85,300

                       See Notes to Financial Statements.



                           Global Balanced Fund
                  Investment Portfolio December 31, 1995
------------------------------------------------------------------------

No. of Shares
or Principal                                                    Value
Amount                            Securities (a)               (Note 1)
------------------------------------------------------------------------

              113,000     Nikkei 300 Stock Index Listed
                           Fund+                              $  319,110
                    6     Nippon Telegraph & Telephone            49,422
               10,000     Nisshinbo Industries Co. Ltd.           96,712
               51,000     Nkk Corp.+                             137,118
               55,000     Nomura Securities Co. Ltd.           1,196,809
                9,000     Onward Kashiyama Co., Ltd.             146,228
                9,000     Sekisui Chemical Co.                   132,302
               16,000     Sony Corp. (ADR)                       982,000
                7,000     Sumitomo Bakelite Co., Ltd.             55,242
               17,000     Sumitomo Marine & Fire                 139,420
                8,000     Taisei Corp.                            53,308
                5,000     Takuma Co. Ltd.                         68,182
                2,000     Tostem Corporation                      66,344
                                                              ----------
                                                               7,193,074
                                                              ----------
Malaysia: 0.4%
               23,000     DCB Holdings Berhad                     67,034
               10,000     United Engineers                        63,805
                                                              ----------
                                                                 130,839
                                                              ----------
Netherlands: 4.1%
                3,188     Aegon N.V.                             140,742
                2,020     Ahold N.V. Koninklijke                  82,282
                  480     Heineken N.V.                           84,985
                1,100     Nutricia Verenigde Bedri                88,794
                2,600     Philips Electronics N.V.                93,781
                6,000     Royal Dutch Petroleum Co. (ADR)        846,750
                                                              ----------
                                                               1,337,334
                                                              ----------
New Zealand: 0.3%
NZD           160,000     New Zealand Government 10.00%
                            7/15/1997                            107,436
                                                              ----------
Pakistan: 0.1%
                  500     Pakistan Telecom (GDR)+                 43,500
                                                              ----------
Philippines: 0.2%
               42,500     C & P Homes Inc.+                       31,208
               78,650     SM Prime Holdings Inc.                  22,501
                                                              ----------
                                                                  53,709
                                                              ----------
Singapore: 0.2%
                5,000     Keppel Corporation Ltd.                 44,545
                3,000     United Overseas Bank Ltd.               28,848
                                                              ----------
                                                                  73,393
                                                              ----------
South Africa: 0.6%
                5,000     Barlow Limited                          70,625
               12,000     General Mining Union Corp.              40,800
                2,400     Malbak Ltd. (GDR)                       16,500

No. of Shares
or Principal                                                    Value
Amount                            Securities (a)               (Note 1)
------------------------------------------------------------------------

                6,220     Malbak Ltd. Ord.                    $   42,763
               10,000     Sentrachem Ltd.                         35,660
                   27     South African Breweries                    991
                                                              ----------
                                                                 207,339
                                                              ----------
South Korea: 0.4%
                  200     Korea Electric Power Corp. (ADR)         5,350
                2,800     Korea Electric Power Corp. (ADR)
                            (New)                                 74,200
                1,000     Korea Mobile Comm (GDS) 144A+           44,000
                                                              ----------
                                                                 123,550
                                                              ----------
Spain: 5.4%
                3,000     Banco de Santander SA                  150,117
ESP       118,530,000     Kingdom of Spain Bond 10.25%
                            11/30/1998                           998,650
ESP         8,840,000     Kingdom of Spain Bond 12.25%
                            3/25/2000                             79,825
               16,200     Repsol, S.A. (ADR)                     532,575
                                                              ----------
                                                               1,761,167
                                                              ----------
Sweden: 0.5%
                2,000     Astra AB "A"                            79,748
                  600     Hennes & Mauritz AB "B"                 33,404
                2,460     Skandia Forsakrings AB                  66,442
                                                              ----------
                                                                 179,594
                                                              ----------
Switzerland: 1.1%
                   60     BBC Brown Boveri AG                     69,671
                   18     Roche Holdings AG                      142,331
                  195     Winterthur Schweiz Vers                137,886
                                                              ----------
                                                                 349,888
                                                              ----------
Taiwan: 0.1%
                2,200     Advanced Semiconductor+                 29,535
                                                              ----------
Thailand: 0.2%
THB            50,000     Bangkok Bank Public Conv. Bond
                            3.25% 3/03/2004                       53,375
                                                              ----------
United Kingdom: 8.5%
                9,262     British Aerospace PLC                  114,473
GBP            29,000     British Air Capital Conv. Bond
                            9.75% 6/15/2005 3                     92,192
                8,176     British Airport Authority               61,493
                  132     British Petroleum Co., PLC               1,103
               90,000     Cable & Wireless PLC                   642,011
                4,000     Carlton Communications PLC              59,921
               11,300     Chubb Security PLC                      55,812
               15,300     Compass Group PLC                      116,141
                9,600     Legal & General Group                   99,744
               10,954     National Westminster Bank              110,245
                9,078     Powergen PLC 195 P/P                    31,182


                       See Notes to Financial Statements.


                           Global Balanced Fund
                  Investment Portfolio December 31, 1995
------------------------------------------------------------------------

No. of Shares
or Principal                                                    Value
Amount                            Securities (a)               (Note 1)
------------------------------------------------------------------------

               12,000     Reuters Holdings PLC (ADR)         $   661,500
                6,481     Siebe PLC                               79,800
               11,010     Smithkline Beecham                     121,224
                9,500     Takare PLC                              26,371
                4,096     Thorn EMI PLC                           96,358
GBP            30,000     United Kingdom Treasury Note
                            8.00% 12/7/2000                       48,793
GBP            70,000     United Kingdom Treasury Note
                            7.75% 9/8/2006                       110,724
GBP            70,000     United Kingdom Treasury Note
                            8.75% 8/25/2017                      119,983
GBP            85,000     United Kingdom Treasury Note
                            9.75% 8/27/2002                      149,648
                                                             -----------
                                                               2,798,718
                                                             -----------
United States: 30.3%
                2,000     American Express Co. 6.25% "FDC"
                            DECS (b)                             111,000
                4,200     American Express Company*              173,775
               15,200     American International Group         1,406,000
                4,000     Bank of New York Co. Inc.*             195,000
                3,500     Cabletron Systems+                     283,500
                1,000     Capital Cities ABC, Inc.*              123,375
                5,000     Cisco Systems, Inc.+                   373,125
                4,800     Coastal Corp.                          178,800
               10,000     Davidson & Associates Inc.             220,000
                4,600     Disney (Walt) Co.                      271,400
                6,100     Federated Dept. Stores, Inc.+*         167,750
               10,000     Fort Howard Corp.+                     225,000
                3,000     General Electric Co.                   216,000
                8,550     Health Management Associates,
                            Inc.                                 223,369
                3,500     Intel Corp.                            198,625
                2,600     International Business Machines
                            Corp.                                238,550
USD           180,000     Liberty Property L.P.
                          Convertible Sub. Deb. 8.00%
                            7/01/2001                            186,750
                7,125     Mattel, Inc.                           219,094
               21,000     Merck & Co.                          1,380,750
                2,000     Mobil Corp.                            224,000
                3,400     Pfizer Inc.                            214,200
                2,000     Procter & Gamble Co.*                  166,000
USD           150,000     Scholastic Corp. Conv. Bond
                            5.00% 8/18/2005                      172,500
                4,000     Texas Instruments Inc.                 207,000
                2,800     Union Camp Corp.                       133,350
USD           158,000     U.S. Treasury Bond 10.75%
                            8/15/2005*                           217,176
USD           219,000     U.S. Treasury Bond 7.25%
                            5/15/2016*                           250,139


No. of Shares
or Principal                                                    Value
Amount                            Securities (a)               (Note 1)
------------------------------------------------------------------------
USD           110,000     U.S. Treasury Bond 7.875%
                            2/15/2021                        $   135,455
USD           460,000     U.S. Treasury Note 6.375%
                            8/15/2002*                           482,713
USD           226,000     U.S. Treasury Note 7.50%
                            11/15/2001*                          249,094
USD         1,090,000     U.S. Treasury Note 5.875%
                            7/31/1997*                         1,101,745
                                                             -----------
                                                               9,945,235
                                                             -----------
Total Investments: 100%
  (Cost: $24,919,891)                                        $32,795,179
                                                             ===========

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Matures October 15, 1996 with a value based upon the average closing price of First Data Corp. common stock.
 *  These securities are segregated for forward currency contracts.
 +  Non-income producing security


Summary of
Investments                          % of
By Industry                       Portfolio
-----------------------------    ------------
Aerospace & Defense                   0.3%
Air Transport                         0.2%
Banks                                 2.6%
Beverages                             0.4%
Brewers                               0.3%
Broadcast Media                       0.6%
Brokerage                             4.0%
Building Materials                    0.3%
Capital Goods                         0.9%
Chemicals                             1.1%
Computer Software                     0.7%
Computers                             0.7%
Country Funds                         3.4%
Distribution                          0.4%
Electric Utilities                    0.6%
Electronics & Electrical
   Equipment                          8.3%
Engineering                           0.4%
Engineering & Construction            0.4%
Entertainment & Leisure Time          1.1%
Financial Services                    2.3%
Food Processing                       0.2%
Foreign Government Bonds             27.2%
Healthcare                            0.3%
Holding Co.-Diversified               0.6%
Home Building                         0.1%
Household Products                    0.5%
Insurance                             1.6%
Machine Tools                         0.2%
Machinery                             0.2%


Summary of
Investments                            % of
By Industry                         Portfolio
-------------------------------    ------------
Media                                   2.3%
Medical Products & Supplies             0.2%
Medical Services                        0.8%
Metals-Miscellaneous                    0.2%
Miscellaneous                           0.2%
Multi-Line Insurance                    4.3%
Natural Resources                       0.1%
Office Equipment                        0.4%
Oil Integrated-International            4.9%
Oil-Domestic                            0.7%
Paper & Forest Products                 1.1%
Pharmaceutical                          6.0%
Property-Casualty Insurance             0.4%
Publishing                              0.5%
Real Estate                             0.7%
Real Estate Investment Trust            0.6%
Retail                                  1.3%
Retail-Special Line                     0.3%
Semiconductors                          1.3%
Services                                0.5%
Steel                                   0.4%
Telecommunications                      2.6%
Textiles                                0.7%
Thrift Holding Company                  1.1%
Toys                                    0.7%
Transportation                          0.3%
U.S. Government Agencies &
  Obligations                           7.4%
Utilities                               0.1%
                                      -----
                                      100.0%
                                      =====

                       See Notes to Financial Statements.

                    Global Balanced Fund Financial Statements
-------------------------------------------------------------------------------

 Statement of Assets and Liabilities
December 31, 1995
Assets:
Investments at value (cost, $24,919,891) (Note 1)       $32,795,179
Cash                                                      5,544,643
Receivables:
  Securities sold                                           330,201
  Interest and dividends                                    304,254
  Capital shares sold                                        42,720
  Open forward foreign currency contracts (Note 5)           64,622
  Deferred organization costs                                20,679
  Other                                                       6,515
                                                        -----------
   Total assets                                          39,108,813
                                                        -----------
Liabilities:
Payables:
  Capital shares repurchased                                102,836
  Securities purchased                                    2,008,504
  Dividend payable                                           36,291
  Open forward foreign currency contracts (Note 5)           72,949
  Management fee                                                919
  Distribution fee                                           15,171
  Accounts payable                                           89,540
                                                        -----------
   Total liabilities                                      2,326,210
                                                        -----------
Net assets                                              $36,782,603
                                                        ===========
Class A
Net asset value and redemption price per share
  ($30,631,934/2,969,886)                                    $10.31
                                                        ===========
Maximum offering price per share
  (NAV/(1-maximum sales commission)                          $10.82
                                                        ===========
Class B
Net asset value, offering price and redemption
  price per share ($6,150,669/598,110) (Redemption may be
  subject to a contingent deferred sales charge within the
  first six
  years of ownership)                                        $10.28
                                                        ===========
Net assets consist of:
 Aggregate paid in capital                              $30,044,832
 Unrealized appreciation of investments and options       7,877,749
 Undistributed net investment income                         53,307
 Cumulative realized losses                              (1,193,285)
                                                       ------------
                                                        $36,782,603
                                                       ============

-------------------------------------------------------------------------------


Statement of Operations
For the Year Ended December 31, 1995
Income
Interest                                                        $  416,848
Dividends (less foreign taxes withheld
  of $15,582)                                                      210,947
                                                                 ---------
                                                                   627,795
Expenses:
Management (Note 2)                           $141,393
Distribution--Class A
  (Note 4)                                      65,046
Distribution--Class B
  (Note 4)                                      58,828
Administrative (Note 2)                         52,403
Transfer agent                                  59,645
Custodian                                       72,873
Professional                                    30,473
Reports to shareholders                         25,408
Other                                           26,214
                                              --------
   Total expenses                                                  532,283
                                                                 ---------
   Net investment income                                            95,512



Statement of Operations--(cont'd)
Realized and Unrealized Gain (Loss)
   on Investments (Note 3)
Realized loss from security transactions
   (excluding short-term securities):
 Proceeds from sales                        37,194,195
 Cost of securities sold                    37,343,373
                                           -----------
  Realized loss                                                 $ (149,178)
Realized loss from foreign currency
  transactions                                                    (126,137)
Realized loss on options                                          (126,372)
Change in unrealized appreciation of
  investments                                                    2,827,030
Change in unrealized appreciation of
  options written                                                   (8,892)
Change in unrealized depreciation of
  forward currency contracts and other
  assets and liabilities                                            90,961
                                                                ----------
Net Increase in Net Assets Resulting
  from Operations                                               $2,602,924
                                                                ==========




-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Years Ended December 31, 1995 and 1994

                                                  1995           1994
                                             ------------    ------------
Increase (Decrease) in Net Assets:
Operations:
 Net investment income                       $   95,512       $   300,631
 Realized loss from security transactions      (149,178)         (565,965)
 Realized loss from foreign currency
   transactions                                (126,137)          (58,569)
 Realized loss on options                      (126,372)          --
 Change in unrealized appreciation
   of investments and options written         2,818,138          (312,945)
 Change in unrealized depreciation of
   forward
  currency contracts and other  assets and
  liabilities                                    90,961           (88,500)
                                             ----------       -----------
 Increase (decrease) in net assets
   resulting from operations                  2,602,924          (725,348)
                                             ------------     -----------
Dividends to shareholders from net
 investment income:
  Class A Shares                               (316,521)         (144,891)
  Class B Shares                                (17,738)          (30,750)
                                             ----------      ------------
                                               (334,259)         (175,641)
                                             -----------     ------------
                                              2,268,665          (900,989)
                                             ----------      ------------
Capital share transactions (Note 6):
   Net proceeds from sales of shares:
   Class A Shares                             4,933,615        20,677,424
   Class B Shares                               967,866         7,497,962
                                            -----------      ------------
                                              5,901,481        28,175,386
                                            ------------     ------------
  Net asset value of shares issued
   in connection with acquisition--
   Class A Shares (Note 7)                   19,351,109                --
                                            ------------     ------------
  Reinvestment of dividends:
   Class A Shares                               327,164            52,830
   Class B Shares                                28,882            10,017
                                            -----------      ------------
                                                356,046            62,847
                                            ------------     ------------
  Cost of shares reacquired:
   Class A Shares                            (9,470,615)       (6,679,916)
   Class B Shares                            (1,238,087)       (1,735,396)
                                            -----------      ------------
                                            (10,708,702)       (8,415,312)
                                           ------------      ------------
Increase in net assets resulting
  from capital share transactions            14,899,934        19,822,921
                                           ------------      ------------
  Total increase in net assets               17,168,599        18,921,932
Net Assets:
Beginning of year                            19,614,004           692,072
                                             ------------    ------------
End of year (including undistributed net
  investment income and accumulated net
  investment loss of $53,307 and ($28,004),
  respectively)                            $ 36,782,603       $19,614,004
                                           ============       ===========


                        See Notes to Financial Statements

                              Global Balanced Fund
------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each period

                                                          Class A                                     Class B
                                           ----------------------------------------   ---------------------------------------
                                                                        For the                                    For the
                                                                         Period                                     Period
                                             Year          Year       December 20,      Year          Year       December 20,
                                             Ended         Ended        1993 (a)        Ended        Ended         1993 (a)
                                           December      December          to         December      December          to
                                              31,           31,       December 31,       31,          31,        December 31,
                                             1995          1994           1993          1995          1994           1993
                                           ----------    ----------    ------------    ---------    ----------   ------------
Net Asset Value, Beginning of Period        $  9.07       $  9.53        $ 9.53        $  9.02      $  9.53         $ 9.53
                                            --------      --------      ----------      -------      --------      ----------
Income from Investment Operations:
  Net Investment Income                       0.07+         0.19+          --             0.01        0.11+           --
  Net Gain (Loss) on Securities
  (both realized and unrealized)               1.31         (0.56)         --             1.28        (0.57)          --
                                            --------      --------      ----------      -------      --------      ----------
Total from Investment Operations               1.38         (0.37)         --             1.29        (0.46)          --
                                            --------      --------      ----------      -------      --------      ----------
Less Distributions:
  Dividends from Net Investment Income        (0.14)        (0.09)         --            (0.03)       (0.05)          --
                                            --------      --------      ----------      -------      --------      ----------
Net Asset Value, End of Period              $ 10.31       $  9.07        $ 9.53        $ 10.28      $  9.02         $ 9.53
                                            ========      ========      ==========      =======      ========      ==========
Total Return (b)                              15.30%        (3.90%)        0%            14.54%       (4.84%)         0%

 ----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000)             $30,632       $13,986          $562         $6,151       $5,628           $130
Ratio of Expenses to Average Net
  Assets                                       2.69%         1.06%((c))    0.25%*((c))    3.20%        1.88%((c))     1.00%*((c))

Ratio of Net Investment Income (Loss)
  to Average Net Assets                        0.68%         1.99%        (0.25%)*        0.14%        1.14%         (1.00%)*
Portfolio Turnover Rate                      196.69%       174.76%            0%        196.69%      174.76%             0%

(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculations of total return. Total return for a period of less than one year is not annualized.
(c) The expense ratios for Class A shares and Class B shares would have been 2.59%, 7.76%, and 3.21% and 8.51%, respectively if the expenses were not assumed by the Advisor.
 *  Annualized.
 +  Based on average shares outstanding.


                     See Notes to Financial Statements.
-------------------------------------------------------------------------------


Notes to Financial Statements

Note 1--Significant Accounting Policies:
Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Global Balanced Fund series, a non- diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.



B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.



C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. Recognized gains or losses on security transactions and other foreign currency denominated assets and liabilities attributable to foreign currency fluctuations are recorded as realized gains and losses from foreign currency transactions. The portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.



D. Distributions--Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of foreign currency transactions, post-October losses and net capital loss carryforwards. The effect of these differences for the year ended December 31, 1995, increased accumulated realized losses by $320,058 and decreased accumulated net investment loss by $320,058.


E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums paid on bonds purchased are not amortized.


F. Deferred Organization Costs--Deferred organization costs are being amortized over a period not exceeding five years.



G. Use of Derivative Instruments



Option Contracts--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities.

                              GLOBAL BALANCED FUND
-------------------------------------------------------------------------------
Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Forward Currency Contracts--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized gains and losses from forward currency contracts are included in realized gain (loss) from foreign currency transactions.

Note 2--Van Eck Associates Corporation (the "Advisor") earned fees of $141,393 for the year ended December 31, 1995 for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the Fund's average daily net assets. Van Eck Associates Corporation also earned fees for accounting and administrative services in the amount of $52,403 for the year ended December 31, 1995. The fee is based on an annual rate of .25 of 1% of the Fund's average daily net assets. Fiduciary International, Inc., the sub-investment advisor, earned fees of $94,262 for the year ended December 31, 1995 for investment management. The fee is based on an annual rate of .50 of 1% of the Fund's average daily net assets and is paid by the Advisor from the advisory fees it receives from the Fund. Van Eck Securities Corporation received $1,982 for the year ended December 31, 1995 from commissions earned on sales of Class A shares after deducting $8,982 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

Note 3--Purchases of investments other than short-term obligations aggregated $43,197,368 for the year ended December 31, 1995. For federal income tax purposes the cost of investments owned at December 31, 1995 was $24,919,891. As of December 31, 1995 net unrealized appreciation for federal income tax purposes aggregated $7,875,288 of which $8,040,358 related to appreciated investments and $165,070 related to depreciated investments. At December 31, 1995, the Fund had $583,319 of capital loss carryforwards expiring December 31, 2002, and $600,692 expiring December 31, 2003, available to offset future capital gains.

Transactions in call and put options written for the year ended December 31, 1995 were as follows:


                            Number of
                            Contracts     Premiums
                             ----------   ---------
Options outstanding at
    beginning of period         2         $ 18,702
Options written                 7           17,427
Options expired                 3           (5,451)
Options closed                  6          (30,678)
                              --------    --------
Options outstanding at
  end of period                 0         $      0
                              ========    ========

Note 4--Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1.00% of average daily net assets for Class B shares (the "Annual Limitation"). Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement for the carried forward amounts as of December 31, 1995 through May 1, 1996 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of carried forward amounts is appropriate.



The excess of distribution expenses incurred over the Annual Limitation at December 31, 1995 was $187,090 for Class A shares and $304,474 for Class B 11 shares.

Note 5--At December 31, 1995, the Fund had the following outstanding forward currency contracts.

                                             Value at                      Unrealized
                                            Settlement      Current       Appreciation
Contracts                                      Date          Value       (Depreciation)
 --------------------------------------------------------------------------------------
Foreign Currency Purchase Contracts:
ATS         553,469 expiring 1/3/96       $   54,867      $   54,758      $   (109)
AUD         395,000 expiring 1/16/96         292,379         293,120           741
CAD         285,480 expiring 2/16/96         209,569         209,099          (470)
DEM         1,951,665 expiring 2/16/96     1,368,989       1,360,615        (8,374)
DKK         189,420 expiring 2/12/96          34,324          34,059          (265)
ESP         6,298,000 expiring 2/6/96         51,663          51,532          (131)
FRF         1,281,540 expiring 1/12/96       260,000         261,272         1,272
GBP         912,740 expiring               1,414,270       1,415,146           876
            1/3/96-1/8/96
ITL         1,599,916,752 expiring         1,003,267       1,003,187           (80)
            1/2/96-4/18/96
JPY         253,609,505 expiring           2,497,969       2,455,922       (42,047)
            1/4/96-1/8/96
Foreign Currency Sale Contracts:
ATS         1,012,000 expiring 5/15/96       101,639         100,731           908
AUD         496,000 expiring 1/16/96         366,608         368,069        (1,461)
BEF         3,421,000 expiring 1/12/96       115,955         115,869            86
CAD         377,533 expiring                 277,968         276,523         1,445
            1/2/96-2/16/96

                              GLOBAL BALANCED FUND
-------------------------------------------------------------------------------


                                              Value at                   Unrealized
                                             Settlement     Current     Appreciation
Contracts                                       Date        Value       (Depreciation)
---------------------------------------------------------------- ----------------
DEM      2,846,166 expiring
         1/2/96-2/16/96                     $1,990,417    $1,984,148      $ 6,269
DKK      2,999,030 expiring
         1/2/96-2/12/96                        544,113       539,218        4,895
ESP      140,660,599 expiring
         1/2/96-2/6/96                       1,142,033     1,151,141       (9,108)
FRF      5,790,000 expiring 1/12/96          1,172,791     1,180,427       (7,636)
GBP      245,624 expiring 1/2/96-1/8/96        381,716       380,830          886
HKD      2,332,000 expiring 2/22/96            301,506       301,495           11
IDR      86,791,894 expiring
         1/3/96-1/5/96                          37,841        37,958         (117)
ITL      1,613,891,000 expiring 4/18/96        999,607     1,002,368       (2,761)
JPY      195,117,500 expiring 1/8/96         1,937,082     1,889,849       47,233
MYR      62,904 expiring 1/2/96-1/3/96          24,736        24,775          (39)
NZD      128,519 expiring 1/3/96-1/16/96        83,672        83,859         (187)
SEK      382,270 expiring 1/2/96-1/3/96         57,355        57,519         (164)
                                                                          -------
                                                                          $(8,327)
                                                                          =======

Note 6--Shares of Beneficial Interest Issued and Redeemed (unlimited number of $.001 par value shares authorized):



                                      Year Ended
                                       December      Year Ended
                                          31,       December 31,
                                         1995           1994
                                        ----------    ------------
Class A
Shares sold                              494,827      2,191,127
Shares issued in connection with an
  acquisition                          1,869,672         --
Reinvestment of dividends                 32,689          5,529
                                        ----------    ---------
                                       2,397,188      2,196,656

                                      Year Ended
                                       December      Year Ended
                                          31,       December 31,
                                         1995           1994
                                      ----------    ------------
Shares reacquired                       (970,107)      (712,779)
                                        ----------    ---------
Net increase (decrease)                1,427,081      1,483,877
                                        ==========    =========
Class B
Shares sold                              100,484        797,147
Reinvestment of dividends                  3,060          1,045
                                        ----------    ---------
                                         103,544        798,192
Shares reacquired                       (129,053)      (188,267)
                                        ----------    ---------
Net increase (decrease)                  (25,509)       609,925
                                        ==========    =========

Note 7--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays.

The Fund will attempt to maintain an asset allocation of 60% in equity securities and 40% in debt securities. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities

As of the close of business on December 22, 1995, the Fund acquired all the net assets of World Trends Fund pursuant to a plan of reorganization approved by World Trends Fund shareholders on December 18, 1995. The acquisition was accomplished by a tax-free exchange of 1,869,672 shares of Global Balanced Fund (Class A) (valued at $19,351,109) for the 2,333,233 shares of World Trends Fund outstanding on December 22, 1995. World Trends Fund's net assets at that date, $19,351,109, including $5,370,095 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Global Balanced Fund and World Trends Fund before the acquisition were $17,967,912 and $19,351,109, respectively.

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Report of Independent Accountants

To the Board of Trustees and Shareholders of the Van Eck Funds:
We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Global Balanced Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1995, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the financial highlights for the period December 20, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Balanced Fund series of the Van Eck Funds as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 20, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

                                                        Coopers & Lybrand L.L.P.

New York, New York

February 23, 1996

VAN ECK FAMILY OF FUNDs
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Global Hard Assets Fund
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities". Income is a secondary consideration.

International Investors Gold Fund
Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

Gold/Resources Fund
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

Gold Opportunity Fund
Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.

Asia Dynasty Fund
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Global Investment Corp. serves as sub-investment advisor to this Fund.

Asia Infrastructure Fund
Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Global Investment Corp. serves as sub-investment advisor to this Fund.

Global Balanced Fund
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide. Fiduciary International, Inc. serves as sub-investment advisor to this Fund.

Global Income Fund
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. Government Money Fund
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

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This report must be accompanied or preceded by a Van Eck Global Funds prospectus which includes more complete information such as charges and expenses and the risks associated with international investing including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold and Money Funds prospectus, please call the number listed below. Please read the prospectus before investing.


                             [Van Eck Global Logo]

X96-0201-014

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016

For account assistance please call (800) 544-4653